MASSMUTUAL PREMIER FUNDS

MassMutual Premier Diversified Bond Fund

Supplement dated October 20, 2011 to the

Summary Prospectus dated March 1, 2011, revised as of April 12, 2011

This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.

The following information replaces similar information under Principal Investment Strategies:

The Fund’s subadviser, Babson Capital Management LLC (“Babson Capital”), expects for the Fund’s portfolio dollar-weighted average duration generally to match (plus or minus 2.5 years) the average duration of the Barclays Capital U.S. Aggregate Bond Index (as of January 31, 2011, the average duration of the Index was 4.78 years).

The information for Jill A. Fields under Portfolio Managers is hereby deleted.

The following information supplements the information under Portfolio Managers:

Sean M. Feeley is a Managing Director and member of Babson Capital’s High Yield Investment Team and principally responsible for the day-to-day management of the high yield segment of the Fund. He has managed the Fund since September 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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